                                AMENDMENT NUMBER ONE
                                         TO
                                  CREDIT AGREEMENT

     THIS AMENDMENT NUMBER ONE TO CREDIT AGREEMENT (this "Amendment") is made as of this ______ day of March, 1999 by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, d/b/a SEAFIRST BANK, and U.S. BANK NATIONAL ASSOCIATION, a national banking association (each a "Lender"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, d/b/a SEAFIRST BANK, as agent for the Lenders (the "Agent"), and FLOW INTERNATIONAL CORPORATION, a Washington corporation ("Borrower").

                                      RECITALS

     A. Lenders, Agent and Borrower are parties to that certain Credit Agreement dated as of August 31, 1998 (the "Credit Agreement").

     B. Borrower has requested, and Lenders and Agent have agreed to amend the Credit Agreement upon certain terms and conditions contained in this Amendment.

     NOW, THEREFORE, the parties hereto agree as follows:

                                     AGREEMENT

     1. DEFINITIONS. Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Credit Agreement.

     2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is amended as follows:

          a. AMENDMENT TO DEFINITIONS. In Section 1.1, amendments are made to the definitions as follows:

          (1) ABB AUTOCLAVE SYSTEMS. The definition of "ABB Autoclave Systems" is hereby added as follows:

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

          "ABB AUTOCLAVE SYSTEMS" means ABB Autoclave Systems Inc., a Delaware corporation.

          (2) ABB PRESSURE SYSTEMS. The definition of "ABB Pressure Systems" is hereby added as follows:

          "ABB PRESSURE SYSTEMS" means ABB Pressure Systems AB, a Swedish company.


          (3) APPLICABLE MARGIN. The definition of "Applicable Margin" is hereby amended and restated to read as follows:

          "APPLICABLE MARGIN" means on any date, with respect to any LIBOR Loans or Multi-Currency Loans, the rate per annum that is determined by reference to the following matrix:


           Funded Debt Ratio as of the end of the            Applicable
           previous fiscal quarter                           Margin
           -----------------------                           ------
           Less than 2.0:                                           .75%

           Equal to or greater than 2.0:1 and less
           than 2.35:1                                              .90%

           Equal to or greater than 2.35:1 and less
           than 2.6:1                                              1.00%

           Equal to or greater than 2.60:1 and less
           than 3.0:1                                              1.25%

           Equal to or greater than 3.0:1 and less
           than 3.5:1                                              1.50%

           Equal to or greater than 3.5:1                          1.75%

     The Applicable Margin shall be adjusted forty-five (45) days after the end of each fiscal quarter of Borrower and ninety (90) days after the end of each fiscal year of Borrower (when compliance with the Funded Debt Ratio is to be tested); provided, however, in the event that any of the financial statements or quarterly compliance certificates required to be delivered pursuant to

     Section 6.9 are not delivered when due, then (a) if such financial statements and certificates are delivered after the date such financial statements and certificates were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements, then the Applicable Margin during the period from the date upon which such financial statements were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (c) below, be the Applicable Margin as so increased; (b) if such financial statements and certificates are delivered after the date such financial statements and certificates are required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements, then such decrease in the Applicable Margin shall not become effective until the date upon which the financial statements and certificates actually were delivered; and (c) if such financial statements and certificates are not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and certificates were required to be delivered (after the expiration of the applicable cure period) until two
     (2) Business Days following the date upon which they actually are delivered, the Applicable Margin shall be 1.75% (175 basis points) (it being understood that the foregoing shall not limit the rights of Agent and Lenders under Section 2.7(a)).


          (4) APPLICABLE UNUSED FEE PERCENTAGE. The definition of "Applicable Unused Fee Percentage" is hereby added to read as follows:

          "APPLICABLE UNUSED FEE PERCENTAGE" means, on any date, the rate per annum that is determined by reference to the following matrix:


           Applicable Margin                          Applicable
           -----------------                          Unused Fee
                                                      Percentage
                                                      ----------
           .75%                                          10 basis
                                                           points

           .90%                                          10 basis
                                                           points

           1.00%                                         10 basis
                                                           points

           1.25%                                         10 basis
                                                           points

           1.50%                                         25 basis
                                                           points

           1.75%                                       37.5 basis
                                                           points

          b. AMENDMENT TO SECTION 2.11(c). Section 2.11(c) is hereby amended and restated as follows:

          (c) UNUSED PORTION FEE. Borrower shall pay to Agent for the account of Lenders in accordance with their Pro Rata Shares an annual commitment fee in the amount equal to the product of (i) the Applicable Unused Fee Percentage and (ii) the Unused Portion. As used herein, "Unused Portion" shall mean $45,000,000 LESS the Total Utilization until the first borrowing of a Revolving Loan or issuance of a Letter of Credit hereunder which causes the Total Utilization to exceed $45,000,000, in which case, "Unused Portion" shall mean $70,000,000 LESS Total Utilization. Such fee shall accrue as of the date hereof until the Revolving Facility Maturity Date, be payable quarterly in arrears and shall be deemed fully earned when due and non-refundable, in whole or in part, when paid.

          b. AMENDMENT TO SECTION 6.9(a). Section 6.9(a) is hereby amended and restated as follows:

          (a) ANNUAL AUDITED FINANCIAL STATEMENTS. As soon as available and in any event within ninety (90) days after the end of each fiscal year of Borrower, the consolidated and consolidating balance sheet of Borrower and its Subsidiaries as of the end of such fiscal year and the related consolidated and consolidating statements of income and the consolidated statement of retained earnings and statement of cash flows of Borrower and its Subsidiaries for such year, accompanied by the audit report thereon by independent certified public accountants selected by Borrower and reasonably satisfactory to Agent (which reports shall be prepared in accordance with GAAP and shall not be qualified by reason of restricted or limited examination of any material portion of the records of Borrower or any Subsidiary and shall contain no disclaimer of opinion or adverse opinion except such as Agent in its sole discretion determines to be immaterial);

          c. AMENDMENT TO SECTION 6.9(b). Section 6.9(b) is hereby amended and restated as follows:

          (b) QUARTERLY UNAUDITED FINANCIAL STATEMENTS. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of Borrower, the unaudited consolidated and consolidating balance sheet of Borrower as of the end of such fiscal quarter and the unaudited consolidated and consolidating statement of income and consolidated statement of cash flows of Borrower for the fiscal year to the end of such fiscal quarter, unless the same has been provided in the form of Borrower's Form 10Q; accompanied by an Officer's Certificate of Borrower certifying that (i) such reports have been prepared in accordance with GAAP consistently applied and results of operation of Borrower as at the end of and for such fiscal quarter and that since the previous fiscal year-end report referred to in clause (a) there has been no material adverse change in the financial condition of Borrower and that (ii) as of the close of such fiscal quarter no Event of Default or Default had occurred and was continuing;

     d. AMENDMENT TO SECTION 6.13. Section 6.13 is hereby amended and restated as follows:

          SECTION 6.13 FUNDED DEBT RATIO. For any four consecutive fiscal quarters, Borrower shall maintain, on a consolidated basis, a Funded Debt Ratio of not more than (a) 3.0 to 1 from the date hereof until the date on which Borrower acquires both ABB Pressure Systems and ABB Autoclave Systems, (b) 4.0 to 1 on and after the date on which Borrower acquires both ABB Pressure Systems and ABB Autoclave Systems through and including October 30, 1999, (c) 3.50 to 1 from October 31, 1999 through and including April 29, 2000, (d) 3.25 to 1 from April 30, 2000 through and including October 30, 2000, and (e) 3.0 to 1 from October 31, 2000 and thereafter. As used herein "Funded Debt Ratio" shall mean the quotient obtained by dividing (a) the sum of Funded Debt by (b) EBITDA, PLUS, in the event that Borrower has acquired any Subsidiaries during the immediately preceding four fiscal quarters of Borrower, the EBITDA of such Subsidiaries from the first day of the immediately preceding four fiscal quarters through the date of acquisition of each Subsidiary, EXCEPT, HOWEVER,the EBITDA of ABB Pressure Systems and ABB Autoclave Systems for the fiscal quarters ending prior to the fiscal quarter ending July 31, 1999. "Funded Debt" shall mean all interest bearing liabilities of Borrower, including capitalized lease obligations. "EBITDA" shall mean pre-tax net income (or pre-tax net loss), PLUS, the sum of (i) interest expense, (ii) depreciation expense, (iii) depletion expense, and
     (iv) amortization expense.

     e. AMENDMENT TO SECTION 6.14. Section 6.14 is hereby amended and restated as follows:

          SECTION 6.14. MINIMUM NET WORTH. Borrower shall maintain, on a consolidated basis, as at the end of each fiscal quarter, an excess of total tangible assets over total liabilities of Borrower equal to or greater than the then applicable Minimum Net Worth. "Minimum Net Worth" shall mean $27,000,000, PLUS cumulative quarterly increases equal to fifty percent (50%) of Borrower's net income, excluding any adjustments thereto for losses, calculated as of April 30, 1999.

     f. AMENDMENT TO SECTION 6.15. Section 6.15 is hereby amended and restated as follows:

          SECTION 6.15 DEBT TO TANGIBLE NET WORTH RATIO. Borrower shall maintain, on a consolidated basis, as at the end of each fiscal quarter commencing with the fiscal quarter ending October 31, 1998, a ratio of Debt to Tangible Net Worth of not more than (a) 1.75 to 1 as at the fiscal quarters ending October 31, 1998 and January 31, 1999,
     (b) 3.50 to 1 as at the fiscal quarters ending April 30, 1999, July 31, 1999, October 31, 1999 and January 31, 2000, (c) 3.25 to 1 as at
     the fiscal quarters ending April 30, 2000, July 31, 2000, October 31, 2000 and January 31, 2001, and (d) 2.50 to 1 as at the fiscal quarters ending April 30, 2001 and thereafter. As used herein, "Debt" shall mean all liabilities of Borrower as determined and computed in accordance with GAAP.

     3.   ACQUISITION OF ABB PRESSURE SYSTEMS AND ABB AUTOCLAVE SYSTEMS.
This Amendment shall be effective as of the date hereof, PROVIDED THAT if Borrower shall not have completed its acquisition of both ABB Pressure Systems AB and ABB Autoclave Systems Inc. within ten (10) days of the date of this Amendment, the original terms and conditions contained in the Credit Agreement as amended hereby shall remain in full force and effect as if never amended.

     4. AMENDMENT FEE. On the date of this Amendment, Borrower shall pay to Agent, for the account of Lenders, an amendment fee equal to Thirty Seven Thousand Five Hundred Dollars ($37,500)

(the "Amendment Fee"). Such fee shall be fully earned upon the execution of this Amendment and irrevocable upon payment.

     5. CONSENT TO ACQUISITION AND WAIVER OF DEFAULT. Agent and Lenders hereby consent to Borrower's acquisition of ABB Pressure Systems AB, a Swedish company, and ABB Autoclave Systems Inc., a Delaware corporation, and waive their respective rights to exercise remedies under the Credit Agreement in respect of a breach occurring of Borrower's obligations under Sections 6.1 and 7.2 of the Credit Agreement.

     6. CONDITIONS TO EFFECTIVENESS. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied:

          a. DELIVERY OF AMENDMENT. Borrower, Agent and each Lender shall have executed and delivered counterparts of this Amendment to Agent.

          b. PAYMENT OF AMENDMENT FEE. Borrower shall have paid the Amendment Fee to Agent.

          c. PAYMENT OF COMMITMENT FEE. Borrower shall have paid the Commitment Fee pursuant to Section 2.11(b) of the Credit Agreement in an amount equal to Thirty Seven Thousand Five Hundred Dollars ($37,500).

          d. REPRESENTATIONS TRUE; NO DEFAULT. The representations of Borrower as set forth in Article 5 of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute a Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment.

     7. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Lenders and Agent that each of the representations and warranties set forth in Article 5 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

     8. NO FURTHER AMENDMENT. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

     9. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

     10. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

     11.  ORAL AGREEMENTS NOT ENFORCEABLE.

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Credit Agreement as of the date first above written.


     BORROWER:                FLOW INTERNATIONAL CORPORATION


                              By
                                ---------------------------------
                                   Its
                                      ---------------------------


     LENDERS:                 BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, d\b\a SEAFIRST
                              BANK


                              By
                                ---------------------------------
                                   Its
                                      ---------------------------


                              U.S. BANK NATIONAL ASSOCIATION


                              By
                                ---------------------------------
                                   Its
                                      ---------------------------


     AGENT:                   BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, d\b\a SEAFIRST
                              BANK


                              By
                                ---------------------------------
                                   Its
                                      ---------------------------